Exhibit 99.1

2009 Annual Meeting Dec. 15, 2009 New York, NY

2008: a year of transition New CEO: August 2008 Confusing  past strategic focus: car washes-digital media- security products Car Washes best were already sold, continued to exit the rest Settled INS charges Security Selling low quality Asian products Had 14%+ returns due to quality- high customer turnover Personal Defense the only stable channel Digital Media Promopath hemorrhaging badly

2009: year of worldwide recession and retrenching Focus on Security –stabilize Digital Media segment Car Washes- Down to seven owned washes, one more under contract Ongoing procedures to minimize another INS claim Security Added Central Station acquisition (platform for new offerings) Upgraded video product line Returns down to 5%, goal is 3%- retaining existing customers Sold off $2M+ of old inventory Digital Media Promopath redesigned and re-launched with controls: 12-09 Linkstar delivering steady but smaller EBITDA

2009: year of recession and retrenching Headcount Reduction of over 33% Reduced SG&A by $3.4M+ Settled INS lawsuit Settled EPA spill complaint Lost $2.3M in Ponzi scheme investment by past mgmt Unfortunately, 28% revenue fall off due to recession April 2009 was revenue bottom- increasing security sales every month since April Rebuilt management team

2009: year of efficiency and team building New President of Security Division New President of Linkstar Division New Outside Sales Team New VP of Marketing New VP of Product Development Combined Florida and Texas warehouses (to TX) Sold FL warehouse- leased offices Outsourced Linkstar logistics Changed/strengthened Asian suppliers Built UK and Israeli supplier relationships

2010:  year of focus and profitability

Mace Security International, Inc. Revenue Summary by Quarter  in thousands (000's omitted) Total Revenues Security Digital Media Car Wash Security sales increasing

Mace Security International, Inc. Gross Margin Summary by last 4 Quarters in thousands (000's omitted) Total Gross Margin Security Digital Media Car Wash Security margins increasing

Operating Losses flat with 28% drop in top line Mace Security International, Inc. Operating Loss Summary by last 4 Quarters in thousands (000's omitted) Revenues Operating Loss Adj Operating Loss

Mace Security International, Inc. SG&A Expense Summary by Previous 4 Quarters in thousands (000's omitted) SG&A Expense

Mace Security International, Inc. Headcount Reduction (Non Car Wash) 25% reduction Employee Headcount

Linkstar Interactive Digital Media Marketing

Linkstar’s goal in 2010 is to continue to diversify away from the high-risk CPA market toward e-commerce. Promopath re-launched and generates revenue from advertisers and publishers with lower risk. Promopath and Linkstar work together to leverage networks, products, and advertising.

Linkstar sells exclusively on the Internet, currently attracting customers via the CPA method, with email blasts and marketing offers Linkstar sells high quality, unique Consumer Product Goods (CPG) in the health and beauty market Promopath connects publishers and advertisers as a brokerage house and earns a fee

2 new products in Q4

Pet Vitamins Q1 2010 Licensed the trademark and domain www.petvitamins.com

#1 Product Line Purity Makeup Will be featured on TLC Beauty Spaces TLC “coming soon” mention has already increased sales Sheli Sanders - host of Beauty Spaces

Mace Personal Defense Pepper Spray

Mace Personal Defense Strong in multiple markets Sporting Goods Consumer Products Law Enforcement International & Military Most recognized name in security Continued growth and profitability

Law Enforcement Take Down Extreme Pepper Gel with Built-in LED Light Take Down Pepper Gun Personal Alarms Multipurpose Portable Alarm Defense Sprays Hot Pink: adding new models and Michigan formula Night Defender Pepper Gel with built-in LED Light Pepper Gun with additional formulas Home Protection Expand wireless home security system with additional accessories International Law Enforcement products Stoppa Red non-irritant gel, expanding into markets where pepper spray is illegal

Mace Pepper Gun- #1 Growth Product

Mace CSSS Central Station Services

We have our own Alarm Monitoring Station Delivers stable, profitable Recurring Monthly Revenue “RMR” by monitoring alarm systems (home and business) Mace CSSS is a “wholesale” UL listed alarm monitoring center, serving independent alarm dealers throughout the US We serve 360 Dealers with over 36,000 accounts, including alarms, remote video monitoring, and remote access control monitoring Mace CSSS is a strategic platform to deliver new services

Progress since Acquisition May 1, 2009 Central Station Automation upgraded to stages ™ by SGS SureView Video monitoring automation system upgraded Upgrade of receivers to Sur-Guard & Bosch Virtual receivers Upgrade of telecommunications pathways and redundancy Replaced all 3 UPS Systems with new APC Systems Back office billing system upgraded to Sedona Office Earned ETL Listing for central station operation A growth platform without significant additional investment mace®

Protecting your family, your home, your business and you

New Central Station Services Added

- Two-Way Audio Verification
- Personal Emergency Response (PERS) Monitoring
- Video IQ Monitoring
- Oz Vision/Mace Vision
- Videofied Monitoring
- Mace DVR Monitoring
- SureView Dealer & End User Web Portal
- Stages ™ Dealer & End User Web Portal
- DMP, Napco, Bosch, RISCO IP Monitoring
- Connect 24 Wireless by DSC

Mace CSSS Partners

Business Development C/S is profitable and stable Quality P/R has increased in dealer inquires Most inquiries are remote video related New dealer activations increasing Cleaned up inactive and problem dealers from acquisition Working with large integrators (Henry Brothers, Convergint, etc.) to earn their business Cross selling with existing Mace Dealers continues

2010 Developments 100% CSAA Central Station Operator Certification to achieve 5 Diamond Central Station Status FST21 exclusive joint development project with new Elder Care System: a unique comprehensive security solution for elderly population housing Exclusive relationship to monitor FST21 unique Israeli technology proposition for multi-tenant commercial and residential properties

Mace Security Products

Mission 2008 2009 2010 Video Surveillance +Access Control +Intrusion Detection Focusing on core security disciplines Expanding product line for greater share Uniquely target and serve DIY consumers and PRO installers effectively

Source, Brand, and Deliver products that matter to customers Do-It-Yourselfers In-house skill set Simple choices Packaged solutions MaceLock™ All-In-One Keyless Entry No locksmith required Easy to install Simple to manage Underserved Tier 2/3 Installers Competitive quality lines Branded product & support Protected availability MaceTrac™ Networked Access Control Scalable platform Serves low to mid market Low per door install cost Strategy Business &Home Security Professional Security

Professional security  installers Provide brand identity, full product & services portfolio with support Residential & small to mid size commercial solutions Dealer program, preferred pricing and benefits Dealer  recruitment by region to serve local markets Do-It-Yourself consumers On-line buyers with immediate needs Simple kit packaging, ready to go systems Messaging for home, office, restaurants, retail shops Direct via e-commerce, mail catalog, Linkstar, consumer electronics retailers Mace will lead in sourcing, branding, and fulfillment Professional Security macepro.com Business portal Cost-effective performance Build competitive solutions Business &Home Security mace.com Educational super store Affordable value Simple choices mace video surveillance mace access control mace intrusion detection MaceLock™ MaceTrac™ MaceView™ MaceAlert™ MaceAlarm™ MaceVideo™ Plan Business &Home Security Professional Security

Executive Team Build-out continues… Don Taylor– VP of Marketing VP Marketing- Dedicated Micros- leading video supplier Dir. Of Marketing- Sensormatic (now Tyco) video manufacturer Seasoned product line support and marketing 25 years security industry support, sales, and marketing George Martinez – VP Product Management GE Security senior product management team Product strategy for access control and video Integration Product line development and performance management 15 years security industry support, sales, and marketing Team Building a world class organization with top talent

Signed Exclusive North America Agreement Sabra Fence protection Low cost fence protection Locates fence intrusion/tampering within one meter Israeli designed as protection against terrorists Product Perimeter protection

2010:  year of focus and profitability Widen the Security offerings Hone our Security focus and message- Add Perimeter Protection & Intrusion to Video & Access Consumer, SOHO and  DIY leveraging Linkstar Increase Professional Dealers Super Professional Dealer program- leverage Mace® name License Mace name where we will not go Car Washes- Exit all in early 2010 Linkstar Digital Media Continue profitability with growth Leverage their internet superiority

2010:  Challenges and “To Do” list Personal Defense (Mace Pepper Spray) needs to break out and grow significantly- profitable today but slow growth 2010 profitability requires continued exit from recession Mace will struggle under an “L” or “W” recovery Must introduce products that are different from our current Asian suppliers. They will eventually make a beachhead in the US Linkstar evolving away from CPA sales, which are under attack by the Legislature

2010:  Challenges and “To Do” list Mace carries a heavy load to be a public company. We spend over $1M to be a NASDAQ global stock Use our cash to acquire accretive, profitable companies.We are actively working on 3 deals Difficult to find good deals in this market Must have a security synergy- no new direction Management team has turned the ship, and losses are shrinking, while security revenue grows at 3-4% per month

2011-2015:  Deliver the Vision Products alone, even exciting ones with promise, require more to be adopted. We must look ahead and deliver those. Our new Central Station platform gives us a launching point for new solutions geared towards REAL business and home security issues. With our own service offering can we leverage our skills The Internet will continue to provide more efficient ways to reach consumers and businesses. We own that technological skill to reach more people.

Stay the Course We have survived the world’s worst recession and have cash, a growing top line, and significantly reduced cost infrastructure We have new products, a real roadmap, and a strong team with a vision The new world of security offers growth and profit for those with a clear vision of the future

The world will continue to live in fear and instability.We fear for our homes, our family, our businesses, and ourselves. It will not go away soon. Mace is a technology provider that truly leverages our background, with a platform of personalized services that delivers more than the sum of its parts to ease all those fears. Mace means Protection

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